UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 6, 2013

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes in Board Composition

On February 6, 2013, William R. Fitzgerald and Michael Zeisser tendered their resignations as members of the Board of Directors (the “Board”) of TripAdvisor, Inc. (“TripAdvisor”), to be effective immediately prior to the election of a Liberty Interactive Corporation (“Liberty”) designee to fill the vacancy created by their respective resignations.

Pursuant to the Governance Agreement, dated as of December 20, 2011 (the “Governance Agreement”) to which TripAdvisor and Liberty are party, Liberty (which is the controlling stockholder of TripAdvisor) currently has the contractual right to nominate two directors for election to the Board, so long as certain stock ownership requirements are satisfied. Liberty also has the contractual right to designate a replacement director to fill the vacancy created by the resignation of either Messrs. Fitzgerald or Zeisser, and Liberty has designated Mr. Gregory B. Maffei, its President, CEO and Director, and Mr. Christopher W. Shean, its Senior Vice President and Chief Financial Officer, as such replacement directors.

On February 12, 2013, Messrs. Maffei and Shean were elected to the Board. In addition, Mr. Maffei was elected Chairman of the Board and designated to serve on the Compensation Committee of the Board and the Executive Committee of the Board, and Mr. Shean was designated to serve on the Executive Committee of the Board. Immediately prior to the election of Messrs. Maffei and Shean to the Board, the respective resignations of Messrs. Fitzgerald and Zeisser became effective.

On February 7, 2013, Victor Kaufman and Dara Khosrowshahi tendered their resignations as members of the Board, to be effective immediately. The Company is currently conducting a search to fill vacancies on the Board created by the resignations of Messrs. Kaufman and Khosrowshahi.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2013, the Board adopted Amendment No. 1 to the Amended and Restated By-Laws of TripAdvisor (“Amendment No. 1”), which amended the provisions relating to the Chairman of the Board, to be effective immediately. A copy of Amendment No. 1 is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to the Amended and Restated By-Laws of TripAdvisor, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

By:	/s/ Seth J. Kalvert
Seth J. Kalvert
Senior Vice President, General Counsel and Secretary

Dated: February 12, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to the Amended and Restated By-Laws of TripAdvisor, Inc.